MAE

MID-AMERICA APARTMENT COMMUNITIES, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF TENNESSEE

9.5% SERIES E
CUMULATIVE REDEEMABLE PREFERRED STOCK
LIQUIDATION PREFERENCE
$25 PER SHARE

9.5% SERIES E
CUMULATIVE REDEEMABLE PREFERRED STOCK
LIQUIDATION PREFERENCE
$25 PER SHARE

THIS IS TO CERTIFY that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE 9.5% SERIES E CUMULATIVE REDEEMABLE PREFERRED STOCK LIQUIDATION PREFERENCE $25 PER SHARE

MID-AMERICA APARTMENT COMMUNITIES, INC. (the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Charter of the Corporation, as amended and restated, and its Bylaws, as amended, to all of which the holder, by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal and the facsimile signatures of its duly authorized officers.

SPECIMEN

Dated:

ATTEST:

Secretary and Treasurer

MID-AMERICA APARTMENT COMMUNITIES, INC. CORPORATE SEAL TENNESSEE

Chairman and Chief Executive Officer

Countersigned and Registered:
FIRST UNION NATIONAL BANK
Transfer Agent and Registrar

Authorized Signature

MID-AMERICA APARTMENT COMMUNITIES, INC.

TO PRESERVE THE QUALIFICATION OF THE COMPANY AS A "REAL ESTATE INVESTMENT TRUST" UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNDER THE COMPANY'S CHARTER TRANSFER OF THE SHARES REPRESENTED HEREBY IS RESTRICTED AND MAY BE STOPPED IF A PERSON OR GROUP OF PERSONS DIRECTLY OR THROUGH THE OPERATION OF CERTAIN ATTRIBUTION RULES WOULD OWN IN EXCESS OF 9.9% OF THE OUTSTANDING STOCK OF THE COMPANY AFTER THE TRANSFER.

THE COMPANY MAY REQUIRE EVIDENCE OF A PROPOSED TRANSFEREE'S STATUS AND OWNERSHIP INTEREST BEFORE PERMITTING ANY TRANSFER AND MAY REDEEM ANY SHARES HELD IN VIOLATION OF THE PRECEDING PARAGRAPH. THE COMPANY WILL FURNISH TO ANY SHAREHOLDER WITHOUT CHARGE A FULL STATEMENT OF THE TRANSFER RESTRICTIONS UPON REQUEST MADE TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL OFFICE. THE SHARES REPRESENTED HEREBY ARE SUBJECT TO ALL OF THE PROVISIONS OF THE CHARTER AND BYLAWS OF THE CORPORATION, EACH AS AMENDED FROM TIME TO TIME, TO ALL OF WHICH THE HOLDER BY ACCEPTANCE HEREOF ASSENTS. THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED, AS WELL AS VARIATIONS IN THE RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES OF A CLASS, SO FAR AS THE SAME HAS BEEN DETERMINED BY THE BOARD OF DIRECTORS UNDER ITS AUTHORITY.

The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws and regulations:

TEN COM — as tenants in common

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT— ______ Custodian ______
(Cust) (Minor)
under Uniform Gifts to Minors
Act ______
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

____

Please print or typewrite name and address including postal zip code of assignee

____

____

____ *shares*

represented by this Certificate, and do hereby irrevocably constitute and appoint

____

attorney to transfer the said shares on the books of the Corporation before power of substitution and the premises.

Date: ______________

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

SIGNATURE GUARANTEED: ______________________________

THE SIGNATURES SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.